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                                                                    EXHIBIT 23.2


                       CONSENT OF GREENBERG TRAURIG, P.A.


We hereby consent to the reference to our firm under the caption "Counsel" in the prospectus in this Registration Statement on Form SB-2.




/s/ Greenberg Traurig, P.A.
Boca Raton, Florida
September 29, 2003